UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2023

SMART GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-38102

Cayman Islands	98-1013909
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

c/o Walkers Corporate Limited 190 Elgin Avenue George Town, Grand Cayman Cayman Islands	KY1-9008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 623-1231

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.03 par value per share	SGH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2023, the Board of Directors (the “Board”) of SMART Global Holdings, Inc. (the “Company”) appointed Mary G. Puma to the Board and as a member of the Audit Committee of the Board and the Compensation Committee of the Board, effective immediately. Ms. Puma will serve as a Class I director, with an initial term expiring at the 2024 annual general meeting of shareholders and until her successor has been elected and qualified or until her earlier death, resignation, disqualification, retirement or removal.

Ms. Puma will be eligible for cash and equity compensation pursuant to the terms of the Company’s Independent Director Compensation Policy, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on December 20, 2022.

In connection with her appointment, Ms. Puma will enter into the Company’s standard form of indemnification agreement for officers and directors, the form of which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1/A filed with the SEC on May 11, 2017.

Item 7.01	Regulation FD Disclosure

A copy of the press release announcing Ms. Puma’s appointment is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release titled “SGH Appoints Mary G. Puma as Independent Member of Board of Directors” issued by SMART Global Holdings, Inc. on July 19, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2023	SMART Global Holdings, Inc.

	By:	/s/ Anne Kuykendall
Anne Kuykendall
Vice President and General Counsel